Investments in debt securities	6 Months Ended
Jun. 30, 2025
Investments, Debt and Equity Securities [Abstract]
Investments in debt securities

10. Investments in debt securities

As of December 31, 2024, the Company held four investments in debt securities classified as held to maturity and recognized at amortized cost basis with carrying value $25,230.

On February 7, 2025, the Company entered a five-year investment in debt securities, amounting to $10,000. Interest income is earned on a quarterly basis on the 14th day of February, May, August and November in each year from, and including, May 14, 2025, to, and including, August 14, 2030.

On June 25, 2025, the Company entered a seven-year investment in debt securities, amounting to $5,000. Interest income is earned on a quarterly basis on the 2nd day of July, October, January and April in each year from, and including, October 2, 2025, to, and including, July 2, 2026.

On April 28, 2025, an investment of debt securities amounting to $5,000 was redeemed. The issuer exercised their redemption option as per contractual terms. These proceeds are reflected in the accompanying consolidated statements of cash flows.

As of June 30, 2025, the Company held five investments in debt securities classified as held to maturity and recognized at amortized cost basis with carrying value $35,259.

The maturity schedule of the outstanding investments in debt securities as of June 30, 2025, is as follows:

Maturity date	Carrying amount	Fair value
Due within 1 year	$—	$—
Due in 1-5 years	15,144	15,095
Due in 5-10 years	20,115	19,973
Total	$35,259	$35,068

No allowance for credit losses was warranted on investments as of June 30, 2025 and December 31, 2024, respectively.